ADVISORS DISCIPLINED TRUST 407

                          SUPPLEMENT TO THE PROSPECTUS

     Notwithstanding anything to the contrary in the prospectus, the "Initial record date" set forth under "Investment Summary--Essential Information" in the prospectus is October 10, 2009 and the "Initial distribution date" set forth under "Investment Summary--Essential Information" in the prospectus is October 25, 2009.

     Supplement Dated:  September 30, 2009